UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 21, 2010
CAPITAL CORP OF THE WEST
(Exact Name of Company as Specified in Charter)

California	0-27384	77-0147763

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2801 G Street, Merced, California	95340

(Address of Principal Executive Offices)	(Zip Code)
(209) 580-4040
(Company’s telephone number, including area code)
N/A

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Bankruptcy Court Approval of Plan of Liquidation
Capital Corp of the West, a California corporation (the “Company”), reported today that the Bankruptcy Court entered an Order Confirming the Debtor’s Second Amended Plan of Liquidation dated January 20. 2010. The Company has previously reported its proposed First Amended Plan of Liquidation dated October 22, 2009 (the “Plan”), and a First Amended Disclosure Statement to Debtor’s First Amended Plan of Liquidation dated October 23, 2009 (the “Disclosure Statement”) in an 8-K filing dated December 10, 2009. A copy of this Bankruptcy Court Order together with the Company’s Second Amended Plan of Liquidation dated January 15, 2010 is filed as Exhibit 99.1 hereto and incorporated herein by reference.
The Effective Date of the Second Amended Plan is February 4, 2010. As of this effective date, all of the Company’s shares, warrants and stock options will be cancelled pursuant to Section 4.5 of the Plan and, accordingly, no distribution will be available for common shareholders.
Copies of all Bankruptcy Court filings made by the Company during the bankruptcy case (other than documents filed under seal or otherwise subject to confidentiality protections) will be made available on line at the website established by the Company’s bankruptcy counsel, www.ffwplaw.com . To access documents at the website, click on the “cases” link, enter the email “ cases@ffwplaw.com” and the password “password” and then click on the “Capital Corp of the West” folder. Documents also are available at the court website through PACER. The Company’s case number is 09-14298. The proceeding is entitled In re Capital Corp of the West. The court website is www.caeb.uscourts.gov . The information set forth on the foregoing websites shall not be deemed to be a part of, or incorporated by reference into, this Form 8-K.
Bankruptcy Court Approval of Employment of Plan Administrator
The Company also reported today that the Bankruptcy Court entered an Order Authorizing the Employment of a Plan Administrator dated January 20, 2010. A copy of this Bankruptcy Court Order is filed as Exhibit 99.2 hereto and incorporated herein by reference.
The appointment of the Plan Administrator will be effective on February 4, 2010. As of this effective date, pursuant to section 6.4 of the Plan, the current Board of Directors will be deemed disbanded and the plan administrator will implement the Plan.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.

99.1	Bankruptcy Court Order Confirming Second Amended Plan of Liquidation dated January 20, 2010.

99.2	Bankruptcy Court Order Authorizing Employment of Plan Administrator dated January 20, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Capital Corp of the West (Company)

Dated: January 27, 2010	By:	/s/ David A. Heaberlin
David A. Heaberlin
Executive Vice President & Chief Financial Officer

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